                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)     November 9, 2005
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                        000-26534               13-3671221
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(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)           Identification No.)

     4 Science Park, New Haven, CT                              06511
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 9, 2005, the Registrant issued a press release reporting its financial results for the third quarter and nine-month period ended
September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

                  Exhibit 99.1 Press release dated November 9, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VION PHARMACEUTICALS, INC.

Date: November 10, 2005            By:     /s/ Howard B. Johnson
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                                   Name:  Howard B. Johnson
                                   Title: President and Chief Financial Officer

                                  EXHIBIT INDEX
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         99.1    Press release dated November 9, 2005.